UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 8, 2012

O'REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 8, 2012, the Company held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”).  Of the 126,998,542 shares entitled to vote at such meeting, 115,268,550 shares were present at the meeting in person or by proxy.  At the Annual Meeting, Charles H. O’Reilly, Jr., John Murphy and Ronald Rashkow were elected as Class I Directors of the Company, to hold office until the annual meeting of the Company’s shareholders in 2015 and until his successor has been duly elected and qualified.  The shareholders also approved, by a non-binding, advisory vote, the 2011 compensation of the Company’s Named Executive Officers.  Additionally, the shareholders voted to approve the Company’s 2012 Incentive Award Plan and for the ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2012.  The tabulation of the voting results is identified below:

a)	The individuals listed below were elected as Class I Directors, and with respect to each such Director, the number of shares voted for, against, withheld and broker non-votes are identified below:

	Number of Shares

Name of Nominee	Voted For	Voted Against	Withheld	Broker Non-Votes
Charles H. O'Reilly, Jr.	90,843,654	15,571,958	28,384	8,824,554
John Murphy	102,583,509	3,789,348	71,139	8,824,554
Ronald Rashkow	102,893,274	3,469,743	80,979	8,824,554

The individuals listed below are Directors whose term of office continued after the meeting:

Class II (term expiring in 2013):	Class III (term expiring in 2014):
Lawrence P. O’Reilly	David E. O’Reilly
Rosalie O’Reilly-Wooten	Jay D. Burchfield
Thomas T. Hendrickson	Paul R. Lederer

b)
The non-binding advisory vote on the approval of the 2011 compensation of the Company’s Named Executive Officers resulted in the number of shares voted for, against, abstained and broker non-votes as identified below:

Number of Shares

Voted For	Voted Against	Abstained	Broker Non-Votes
99,999,867	4,361,681	2,082,448	8,824,554

c)	The vote on the approval of the Company’s 2012 Incentive Award Plan resulted in the number of shares voted for, against, abstained and broker non-votes as identified below:

Number of Shares

Voted For	Voted Against	Abstained	Broker Non-Votes
93,956,615	12,369,955	117,426	8,824,554

d)
The ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2012, resulted in the number of shares voted for, against and abstained as identified below:

Number of Shares

Voted For	Voted Against	Abstained
113,800,079	1,115,494	352,977

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2012	O’REILLY AUTOMOTIVE, INC.

By: /s/ Thomas McFall
Thomas McFall
Executive Vice-President of Finance and Chief Financial Officer
(principal financial and accounting officer)